                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. _)
Filed by the Registrant   |X|
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   CD&L, Inc.
                                   ----------
                (Name of Registrant as Specified in Its Charter)

                         -------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

(1)      Title of each class of securities to which transaction applies:

         -------------------------------------------------

(2)      Aggregate number of securities to which transaction applies:

         -------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:

         -------------------------------------------------

(5)      Total fee paid:

         -------------------------------------------------
         [ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.       Amount Previously Paid:

         -------------------------------------------------

2.       Form, Schedule or Registration Statement No.:

         -------------------------------------------------

3.       Filing Party:

         -------------------------------------------------

4.       Date Filed:

         -------------------------------------------------

                                [GRAPHIC OMITTED]

Dear Stockholder:

         On behalf of the Board of Directors, you are cordially invited to attend the Annual Meeting of Stockholders of CD&L, Inc. (the "Company") to be held at the offices of Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey 07068 on Wednesday, June 4 at 10:00 a.m.

         The enclosed Notice of Meeting and the accompanying Proxy Statement describe the business to be conducted at the Meeting. Enclosed is a copy of the Company's 2002 Annual Report on Form 10-K, which contains certain information regarding the Company and its results for 2002.

         It is important that your shares of Common Stock be represented and voted at the Meeting. Accordingly, regardless of whether you plan to attend in person, please complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. Even if you return a signed proxy card, you may still attend the Meeting and vote your shares in person. Every stockholder's vote is important, whether you own a few shares or many.

         I look forward to seeing you at the Annual Meeting.

                                                     Sincerely,


                                                     /s/ Albert W. Van Ness, Jr.
                                                     ---------------------------
                                                     Albert W. Van Ness, Jr.
                                                     Chairman of the Board
                                                     and Chief Executive Officer
April 30, 2003
South Hackensack, New Jersey

                                [GRAPHIC OMITTED]

                                   CD&L, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 4, 2003

         The Annual Meeting of Stockholders (the "Meeting") of CD&L, Inc. (the "Company") will be held at the offices of Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey 07068 on Wednesday, June 4, 2003 at 10:00 a.m., to consider and act upon the following:

         1.   The election of three directors.
         2. The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         Only holders of record of the Company's Common Stock, par value $.001 per share, at the close of business on April 25, 2003 will be entitled to vote at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS



/s/ Mark T. Carlesimo
---------------------
Mark T. Carlesimo
Secretary

April 30, 2003
South Hackensack, New Jersey

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO DATE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

                                [GRAPHIC OMITTED]

                                   CD&L, Inc.
                                80 Wesley Street
                       South Hackensack, New Jersey 07606
                                  201.487.7740

                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 4, 2003

                     --------------------------------------

                                 PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Directors of CD&L, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the offices of Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey 07068 on Wednesday, June 4, 2003 at 10:00 a.m., and at any adjournments or postponements thereof (the "Meeting"). A stockholder who has voted by proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly executed, later-dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files a notice of revocation or votes by written ballot.

         The proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about April 30, 2003. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. If a proxy is signed but no specification is given, the shares will be voted "FOR" the proposal to elect the Board's nominees to the Board of Directors.

         The entire cost of soliciting these proxies will be borne by the Company. The solicitation of proxies may be made by directors, officers and regular employees of the Company or any of its subsidiaries by mail, telephone, facsimile or telegraph or in person without additional compensation payable with respect thereto. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         At April 25, 2003 (the "Record Date"), the Company had outstanding 7,658,660 shares of common stock, par value $.001 per share ("Common Stock"). Each holder of Common Stock will have the right to one vote for each share standing in such holder's name on the books of the Company as of the close of business on the Record Date with respect to each of the matters considered at the Meeting. There is no right to cumulate votes in the election of directors. Holders of the Common Stock will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the Meeting.

         The presence in person or by proxy of the holders of shares entitled to cast a majority of the votes of all shares entitled to vote will constitute a quorum for purposes of conducting business at the Meeting. Assuming that a quorum is present, directors will be elected by a plurality vote. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present and do not have an effect on the election of directors.

         Based upon information available to the Company, the following stockholders beneficially owned more than 5% of the Common Stock as of April 25, 2003.


             NAME AND ADDRESS                  NUMBER OF SHARES       PERCENT OF
           OF BENEFICIAL OWNER                BENEFICIALLY OWNED        CLASS
    Albert W. Van Ness, Jr                        808,974(1)             9.7%
    80 Wesley Street
    South Hackensack, New Jersey 07606

    Thomas LoPresti                               638,708(2)             8.3%
    24-30 Skillman Avenue
    Long Island City, New York 11101

    William T. Beaury                             638,708(2)             8.3%
    3 Fairway Court
    Upper Bronxville, New York 11771

    Michael Brooks                                455,416(3)             5.8%
    80 Wesley Street
    South Hackensack, New Jersey 07606



--------

(1) Includes 672,814 shares of Common Stock issuable upon the exercise of options pursuant to the Employee Stock Compensation Program which are exercisable within 60 days of April 25, 2003.

(2) Includes 638,708 shares of Common Stock held by a company which is jointly owned by Mr. Beaury and Mr. LoPresti, each of whom may be deemed to be the beneficial owner of all of such shares.

(3) Includes 203,461 shares of Common Stock issuable upon the exercise of options pursuant to the Employee Stock Compensation Program which are exercisable within 60 days of April 25, 2003.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         In accordance with the Company's Second Restated Certificate of Incorporation and By-laws, the number of directors of the Company has been set at nine. The By-Laws of the Company divide the Board into three classes and create staggered three year terms for the members of each class to serve. At each annual meeting, directors are elected to fill the directorship of the class of directors whose terms have expired. Those directors shall hold office until the third successive annual meeting after their election and until their successors have been elected and qualified so that the term of office of one class of directors expires at each annual meeting.

         The current members of the Board of Directors of the Company are as follows:

      Class I (Term to expire in 2005)   - Albert W. Van Ness, Jr., Thomas E.
                        Durkin III, and John A. Simourian.

      Class II (Term to expire in 2003)  - Jon F. Hanson, Michael Brooks, and
                        Matthew J. Morahan.

      Class III (Term to expire in 2004) - Marilu Marshall, William T.
                        Brannan and John S. Wehrle.

         All persons named herein as nominees for director, Jon F. Hanson, Michael Brooks, and Matthew J. Morahan, have consented to serve, and it is not contemplated that any nominee will be unable to serve as a director. However, if a nominee is unable to serve as a director, a substitute will be selected by the Board of Directors and all proxies eligible to be voted for the Board's nominees will be voted for such other person.

         The following individuals are nominated at this Annual Meeting of Shareholders to serve as Class II directors with a term to expire in 2006:

         Jon F. Hanson, Michael Brooks, and Matthew J. Morahan.

         Set forth below for each nominee and for each director whose term continues beyond this Meeting, is his name, age, the year in which he became a director of the Company, his principal occupations during the last five years and any additional directorships in publicly-held companies. The information is as of April 25, 2003.

Nominees

Class II

         Michael Brooks, 49, Director since 1995. Mr. Brooks has also served as Group Operations President since December 2000. Mr. Brooks previously had been the President of Silver Star Express, Inc., a subsidiary of the Company, since November 1995. Prior to the merger of Silver Star Express, Inc. into the Company, Mr. Brooks was President of Silver Star Express, Inc. since 1988. Mr. Brooks has more than 25 years of experience in the same-day delivery and distribution industries. In addition, Mr. Brooks is currently a member of the Express Carriers Association and various other transportation associations.

         Jon F. Hanson, 66, Director since 1997. Mr. Hanson has served as the President and Chairman of Hampshire Management Company, a real estate investment firm since December 1976. From April 1991 to the present, Mr. Hanson has served as a director to the Prudential Insurance Company of America. In addition, Mr. Hanson currently serves as a director with the United Water Resources and the Orange and Rockland Utilities from April 1985 and September 1995, respectively.

         Matthew Morahan, 53, Director since 2000. Mr. Morahan has been a private investor since 1997. From 1994 until 1997, Mr. Morahan served as Executive Vice President of the Macro Hedge Fund of Summit Capitol Advisors LLC. Prior thereto, Mr. Morahan served as Managing Director of the High Yield Department of Paine Webber Group from 1991 to 1994. From 1976 to 1990, he served as Partner and Managing Director of Wertheim & Co. Mr. Morahan served as Vice President of the Corporate Bond Department for Hornblower & Weeks, Hemphill, Noyes & Co. from 1971 to 1976.

Continuing Directors

         Albert W. Van Ness, Jr., 60, Director since 1995. Since January 1997 Mr. Van Ness has also served as the Chairman of the Board and Chief Executive Officer. He was formerly the President and Chief Operating Officer of Club Quarters, LLC, a privately held hotel management company and remains a member partner. In the early nineties, Mr. Van Ness served as Director of Managing People & Productivity, a senior management consulting firm. During most of the eighties, Mr. Van Ness held various executive positions with Cunard Line Limited, a passenger ship and luxury hotel company, including Executive Vice President and Chief Operating Officer of the Cunard Leisure Division and Managing Director and President of the Hotels and Resorts Division. Earlier in his career Mr. Van Ness served as the President of Seatrain Intermodal Services, Inc., a cargo shipping company. Mr. Van Ness held various management positions at the start of his professional life with Ford Motor Company, Citibank and Hertz. Mr. Van Ness majored in Sociology and Economics and received a B.A. and M.A. degree and completed his coursework towards his doctorate in Economics. He attended Duke University, Northern State University, South Dakota State University and Syracuse University.

         William T. Brannan, 55, Director since 1994. Mr. Brannan has also served as President and Chief Operating Officer of the Company since November 1994. From January 1991 until October 1994, Mr. Brannan served as President, Americas Region - US Operations, for TNT Express Worldwide, a major European-based overnight express delivery company. Mr. Brannan has more than 25 years of experience in the transportation and logistics industry.

         Thomas E. Durkin III, 49, Director since 1999. Mr. Durkin was appointed as Vice President of Corporate Development, General Counsel and Secretary of Capital Environmental Resource, Inc. in October 2001. He is also a partner to Durkin & Durkin, a New Jersey based law firm, with whom Mr. Durkin practiced as a partner from September 1978 until September 1997. Mr. Durkin served as a consultant to Waste Management Inc., a multibillion dollar publicly held international solid waste management company from January 2000 to September 2001. From October 1997 through December 1999, Mr. Durkin served as area Vice President of Business Development of Waste Management Inc. In addition, Mr. Durkin has served as a partner of two privately held real estate brokerage companies. Mr. Durkin graduated from Fordham University in 1975 and graduated Cum Laude from Seton Hall University School of Law in 1978.

         Marilu Marshall, 58, Director since 1997. Vice President Human Resources - North America for Estee Lauder Co. Inc. since October 1998. From November 1987 until September 1998, Ms. Marshall served as Senior Vice-President and General Counsel for Cunard Line Limited. Prior thereto, from July 1984 to September 1987 Ms. Marshall served as the Vice-President and General Counsel of GNOC, Corp., t/a Golden Nugget Hotel & Casino.

         John A. Simourian, 68, Director since 1999. Mr. Simourian has served as Chairman of the Board and Chief Executive Officer of Lily Transportation Corp. ("Lily"), a privately held truck leasing and dedicated logistics company, since 1958 when Mr. Simourian founded Lily. Lily currently employs approximately 750 employees and leases and or operates 4,000 vehicles out of 27 locations from New England to North Carolina. Mr. Simourian attended Harvard University where he received his undergraduate degree in 1957 and his graduate degree from the Harvard Business School in 1961. In 1982 Mr. Simourian was elected to the Harvard University Hall of Fame. Mr. Simourian also served in the United States Navy from 1957 to 1959.

         John S. Wehrle, 51, Director since 1997. Managing Director of Gryphon Holdings, L.P. since January 1999. From August 1997 to December 1998, Mr. Wehrle served as President and CEO of Heartland Capital Partners, L.P. Prior thereto, Mr. Wehrle served as Vice President and Head of Mergers & Acquisitions for A.G. Edwards & Sons, Inc. from July 1994 to July 1997. From 1989 to 1994 Mr. Wehrle served as Vice President-Financial Planning for The Dyson-Kissner-Moran Corporation where he was a key participant in acquisitions and corporate development. He also served as Managing Director of Chase Manhattan Bank, N.A. for three years from August 1986 to October 1989 where he was engaged in the execution of Leveraged Acquisitions. From 1976 to 1986 Mr. Wehrle held various positions with both Price Waterhouse and Touche Ross & Co. in both New York and London.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR DESCRIBED ABOVE.

                         BOARD ORGANIZATION AND MEETINGS

         During the year ended December 31, 2002, the Board of Directors held three meetings. During 2002, all members of the Board of Directors attended at least 75% of all meetings of the Board of Directors and committees of the Board of Directors of which such director was a member. The Company has standing Audit, Compensation and Nominating Committees of the Board of Directors. Each of the Committees is described below.

         Audit Committee. During 2002, the Audit Committee met three times. The Audit Committee is comprised of Mr. Wehrle, Chairman, Mr. Hanson, Mr. Simourian and Mr. Durkin. The Audit Committee makes recommendations to the Board of Directors with respect to the selection of the independent auditors of the Company's financial statements, reviews the scope of the annual audit and meets periodically with the Company's independent auditors to review their findings and recommendations, reviews quarterly financial information and earnings releases prior to public dissemination, and periodically reviews the Company's adequacy of internal accounting controls.

         Compensation Committee. During 2002, the Compensation Committee met three times. The Compensation Committee is comprised of Ms. Marshall, Chairperson, Mr. Wehrle, Mr. Morahan, and Mr. Durkin. The Compensation Committee periodically reviews and determines the amount and form of compensation and benefits payable to the Company's principal executive officers and certain other management personnel. The Compensation Committee also administers the Company's stock option plans and certain of the Company's other employee benefit plans.

         Nominating Committee. During 2002, the Nominating Committee met once. The Nominating Committee is comprised of Messrs. Van Ness, Chairman, Durkin and Hanson. The Nominating Committee recommends nominations for outside directors, considers candidates for director vacancies and other such management matters presented to it by the Board of Directors. The Nominating Committee will consider appropriate persons recommended by stockholders for election to the Board of Directors. Stockholders wishing to submit such recommendations may do so by sending a written notice to the Secretary of the Company together with supporting information a reasonable period of time prior to the mailing of the Company's Proxy Statement for the related Annual Meeting.

                            COMPENSATION OF DIRECTORS

         Directors who are employees of the Company do not receive additional compensation for serving as directors. Effective in 1997, each director who is not an employee of the Company received an annual retainer of $16,000 ($18,000 for any committee chairperson). The total directors fees earned by non-employee directors in 2002 was $100,000. Directors of the Company are reimbursed for out-of-pocket expenses incurred in their capacity as directors of the Company. Non-employee directors also receive stock options under the Company's 2002 Stock Option Plan for Independent Directors. The Company granted quarterly options of 1,250 shares at fair market value to each of the non-employee directors.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information as of April 25, 2003 with respect to beneficial ownership of the Common Stock by (i) each director, (ii) each executive named in the Summary Compensation Table (the "Named Executives") and (iii) all executive officers and directors as a group. Unless otherwise indicated, the address of each such person is c/o CD&L, Inc., 80 Wesley Street, South Hackensack, New Jersey 07606. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

                       Amount of Beneficial Ownership (1)


                                                              Shares
                                                             Issuable
                                                          Upon Exercise
                                                             of Stock           Total         Percentage
              Name                        Shares          of Options (1)        Shares          Owned
              ----                        ------          --------------        ------          -----
      Albert W. Van Ness, Jr             136,160              672,814           808,974          9.7%
      William T. Brannan                 113,796              261,166           374,962          4.7%
      Michael Brooks                     251,955(2)           203,461           455,416          5.8%
      Thomas E. Durkin III                  --                 15,000            15,000            *
      Jon F. Hanson                       64,000(3)            23,750            87,750          1.1%
      Marilu Marshall                       --                 23,750            23,750            *
      Matthew J. Morahan                 232,008               10,000           242,008          3.2%
      John A. Simourian                     --                 15,000            15,000            *
      John S. Wehrle                        --                 22,500            22,500            *
      Russell J. Reardon                  74,238              171,250           245,488          3.1%
      Jeremy Weinstein (4)                61,488               40,881           102,369          1.3%
      All executive officers and
      directors as a group (13
      persons)                           933,645            1,499,156         2,432,801         26.6%

-----------
*        Less than 1%

(1) Includes options granted pursuant to the Employee Stock Compensation Program and the Director Plan, which are exercisable within 60 days of April 25, 2003.

(2)      Includes 3,500 shares held by Mr. Brooks' wife.

(3) Represents 64,000 shares held by Ledgewood Employees Retirement Plan of which Mr. Hanson is a beneficiary.

(4)      Resigned as of March 7, 2003.

                             EXECUTIVE COMPENSATION

         The following table summarizes certain information relating to compensation for services rendered during the years ended December 31, 2000, 2001 and 2002 to each person serving as the Chief Executive Officer of the Company and each of the Company's four other most highly paid executive officers whose compensation exceeded $100,000.

                                                                                        Long-Term
                                               Annual Compensation                   Compensation (1)
                                ---------------------------------------------------------------------
                                                                                           Awards
                                ---------------------------------------------------------------------
                                                                          Other          Securities
                                                                          Annual         Underlying      All Other
                                                                          Compen          Options/        Compen-
           Name and              Year      Salary         Bonus           sation            SARs          sation
      Principal Position                     ($)           ($)            ($)(2)             (3)            ($)
------------------------------  ------  ------------  --------------  -------------  ----------------  -------------
Albert W. Van Ness, Jr           2002      299,988        75,000             --            25,000           --
Chairman and Chief               2001      288,119       173,625             --            25,000           --
Executive Officer                2000      280,198        75,000(4)          --            25,000           --

William T. Brannan               2002      299,988        76,229             --              --             --
President and Chief              2001      275,764        39,375             --              --             --
Operating Officer                2000      241,760        10,000             --           150,000           --

Michael Brooks                   2002      239,077        61,525             --              --             --
Group Operations                 2001      218,461        32,500             --              --             --
President                        2000      193,454        10,380             --           150,000           --

Russell Reardon                  2002      200,000        51,201             --              --             --
Chief Financial Officer          2001      185,385        37,500             --              --             --
                                 2000      167,231         5,975             --           150,000           --

Jeremy Weinstein (5)             2002      167,981        26,525             --              --             --
Corporate Controller             2001      160,250        28,900             --              --             --
                                 2000      149,369        19,392             --              --             --

-----------------
(1) The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan pay-out during the years ended December 31, 2000, 2001 and 2002.

(2) Excludes certain personal benefits, the total value of which was less than the lesser of either $50,000 or 10% of the total annual salary and bonus for each of the executives.

(3) Comprised solely of incentive or non-qualified stock options. See "Stock Option Plans - Employee Stock Compensation Program and Year 2000 Stock Incentive Plan."

(4)      Additional bonus earned for extension of his employment agreement.

(5)      Resigned as of March 7, 2003

Employment Agreements; Covenants-Not-To-Compete

         On or about November 15, 2002, Mr. Van Ness entered into an amended Employment Agreement with the Company (the "2003 Agreement"). The 2003 Agreement commenced on January 5, 2003 and continues through the close of business on May 1, 2005. The 2003 Agreement provides for an annual salary of $250,000 per year subject to annual increases as determined by the Compensation Committee. In addition, the 2003 Agreement provides for the right to receive an annual bonus equal to up to 100% of Mr. Van Ness' then current base salary subject to the Company attaining certain targets. Mr. Van Ness continues to serve as the Company's Chairman of the Board and Chief Executive Officer.

         The 2003 Agreement provides that, in the event of a termination of employment by the Company for any reason other than "cause" or "disability" (as defined in the 2003 Agreement) or by Mr. Van Ness as a result of a material breach by the Company, then Mr. Van Ness will be entitled to receive for the remainder of the term all base salary due, all annual bonuses and all other benefits and prerequisites. In the event that Mr. Van Ness' employment terminates within 360 days of a "change in control" (as defined in the 2003 Agreement), Mr. Van Ness will be entitled to receive two times the sum of his then-current base salary and the highest annual bonus earned by him during his employment with the Company (subject to certain limitations under the Internal Revenue Code). Mr. Van Ness' employment agreement is subject to certain non-competition, non-solicitation and anti-raiding provisions.

         Effective as of May 1, 2000 Messrs. Brannan, Brooks and Reardon entered into five year employment agreements with the Company. Salaries for those individuals under the agreement in 2002 were, respectively, $300,000, $240,000 and $200,000.

         Each agreement contains identical terms and conditions (other than salary) including covenants against competition and change in control provisions. The change in control provision provides that if the employment with the Company is terminated for any reason by either the employee or the Company within six months following a change in control of the Company, the employee will be entitled to receive a lump sum payment equal to two (2) times the sum of employee's then current base salary plus the highest annual bonus payment made to the employee during his employment with the Company (subject to certain limitations under the Internal Revenue Code). Each employment agreement also contains non-competition covenants that will continue for two years following termination of employment unless termination was by the Company without cause or by the employee as a result of a breach of the employment agreement by the Company in which event the covenants against competition will cease upon termination of employment.

                               STOCK OPTION PLANS

Employee Stock Compensation Program and Year 2000 Stock Incentive Plan

         In 1995 and 2000, the Board of Directors adopted, and the stockholders of the Company approved, the Employee Stock Compensation Program and the Year 2000 Stock Incentive Plan, respectively, (together, the "Stock Option Plans") in order to attract and retain qualified officers and employees of the Company, to facilitate performance-based compensation for key employees and to provide incentives for the participants in the Stock Option Plans to enhance the value of the Common Stock. The Stock Option Plans are administered by the Compensation Committee and authorize the granting of incentive stock options, non-qualified supplementary options, stock appreciation rights, performance shares and stock bonus awards to key employees of the Company including those employees serving as officers or directors of the Company. The Company has reserved 1,900,000 shares of Common Stock for issuance in connection with the Employee Stock Compensation Program and 2,100,000 shares of Common Stock for issuance in connection with the 2000 Plan, of which approximately 2,193,847 shares from the plans remain available for grant. Options granted under the Stock Option Plans have an exercise price equal to the fair market value of the underlying Common Stock at the date of grant and vest over a four-year period unless otherwise agreed by the Compensation Committee of the Board of Directors at the time of grant.

Stock Option Plan for Independent Directors

         Outside directors receive options under the Company's 2002 Stock Option Plan for Independent Directors (the "Director Plan"). The purpose of the Director Plan is to help the Company attract and retain the most qualified available individuals to serve as independent directors of the Company and to encourage the highest level of participation by those persons in the Company's achievement of its strategic goals. Under the Director Plan, an independent director is granted an option to purchase 1,250 shares of Common Stock on each Quarter Date, meaning the first day on which the Common Stock is traded on the American Stock Exchange in January, April, July and October of each year. The purchase price per share of Common Stock covered by each option is the fair market value of a share of Common Stock on the date the option is granted.

         An option granted to an independent director under the Director Plan becomes fully exercisable as to 100% of the shares of Common Stock covered thereby one year after the date of grant and may be exercised as to any or all full shares of Common Stock as to which such option is then exercisable. The term of each option is ten years from the date of grant. In order to be eligible to participate in the Director Plan on any Quarter Date, a director must not be an employee as of such Quarter Date.

The following table summarizes certain information relating to the grant of stock options to purchase Common Stock to each of the executives named in the Summary Compensation Table above.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)


                                                Individual Grants
------------------------------------------------------------------------------------------------------------------
                                               % of Total
                             Number of        Options/SARs
                            Securities         Granted to       Exercise or                        Grant Date
                           Options/SARs       Employees in      Base Price       Expiration          Present
         Name               Granted(#)         Fiscal Year        ($/sh)            Date           Value $(2)
------------------------ ------------------ ------------------ -------------- ----------------- ------------------

Albert W. Van Ness, Jr.       25,000            71.4%              $0.61          1/7/2012           $12,880
William T. Brannan              --                --               --                --                --
Michael Brooks                  --                --               --                --                --
Russell J. Reardon              --                --               --                --                --
Jeremy Weinstein                --                --               --                --                --

-------------
(1)      The Company did not grant any stock appreciation rights in 2002.

(2) The present value of the options granted was determined using the Black-Scholes pricing model and based on the following assumptions: the risk free interest rate was 4.3%, the expected term of the option was 7 years, the volatility factor was 101% and the dividend yield was 0.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUES (1)

                                                                     Number of Securities
                                                                    Underlying Unexercised      Value of Unexercised
                                                                       Options/SARs at        In-The-Money Options/SARs
                                 Shares Acquired       Value              FY-End (#)              at FY-End ($)(3)
                                   on Exercise        Realized           Exercisable/               Exercisable/
             Name                     (#)(2)           ($)(2)           Unexercisable              Unexercisable
-------------------------------- ----------------- --------------- ------------------------- ---------------------------
Albert W. Van Ness, Jr.                 --               --                       672,814/0             -/-

William T. Brannan                      --               --                   253,666/7,500             -/-

Michael Brooks                          --               --                   196,461/7,000             -/-

Russell Reardon                         --               --                   171,250/6,250             -/-

Jeremy Weinstein                        --         38,381/4,375                                         -/-

-------------
(1)      No stock appreciation rights have been granted by the Company.

(2)      No options were exercised in 2002.

(3) As of December 31, 2002, the fair market value of a share of Common Stock (presumed to equal the closing sale price as reported on the American Stock Exchange) was $.60.

Equity Compensation Plan Information

The following table gives information about the Company's Common Stock that may be issued upon the exercise of options and rights under the Company's 1995 and 2002 Directors Stock Option Plans, Employee Stock Compensation Program of 1995 and 2000 Stock Incentive Plan as of December 31, 2002. These plans were the Company's only equity compensation plans in existence as of December 31, 2002.

---------------------------- ---------------------------- ---------------------------- ----------------------------
                                                                                                   (c)
                                                                                          Number of Securities
                                         (a)                                             Remaining Available For
                              Number Of Securities To Be              (b)                 Future Issuance Under
                               Issued Upon Exercise Of     Weighted-Average Exercise    Equity Compensation Plans
                                Outstanding Options,         Price Of Outstanding         (Excluding Securities
       Plan Category            Warrants and Rights       Options, Warrants and Rights   Reflected In Column (a))
---------------------------- ---------------------------- ---------------------------- ----------------------------

Equity Compensation Plans
Approved by Shareholders                1,933,653                $      3.01                     2,266,347

---------------------------- ---------------------------- ---------------------------- ----------------------------

Equity Compensation Plans
Not Approved by
Shareholders

---------------------------- ---------------------------- ---------------------------- ----------------------------

TOTAL                                   1,933,653                $      3.01                     2,266,347
                                  ===============                ===========                   ===========
---------------------------- ---------------------------- ---------------------------- ----------------------------

Employee Stock Purchase Plan

The Company has an employee stock purchase plan ("ESPP") intended to meet the qualification for such a plan under applicable federal income tax laws. The Company's ESPP was designed to provide employees of the Company with an incentive to continue devoting their best efforts to the success of the Company, and to afford the employees the opportunity to obtain a proprietary interest in the continued growth and prosperity of the Company by purchasing shares of Common Stock through payroll deductions. The number of shares available for purchase under the ESPP as of December 31, 2002 was 121,626 shares of Common Stock.

During the period when employees are permitted to make purchases, the purchase price of the shares of Common Stock will be equal to 85% of the lesser of:

         o the per share "Market Price" (as defined in the ESPP) at the close of the business day prior to the beginning of the Purchase Period (as defined in the ESPP); or

         o        the per share Market Price on the last day of the Purchase
                  Period.

In the event of a merger, consolidation or sale of substantially all of the Company's assets, or other reorganization in which the Company is not the surviving or acquiring corporation or in which the Company becomes a wholly-owned subsidiary of another company, the Board of Directors will in good faith, in its sole discretion seek to have the surviving or acquiring corporation adopt the ESPP or, to the extent that rights granted under the ESPP are not deemed to be granted until the last day of the applicable Purchase Period, to settle the participating employees' rights by payment of cash or other consideration. If neither can be arranged or if the Company is liquidated or dissolved (other than pursuant to a sale of assets or other reorganization), each participant may elect to (a) have the funds previously credited to his account through payroll deductions applied in whole or in part toward the purchase of a whole number of shares of Common Stock, or (b) have the funds previously credited to his account through payroll deductions refunded to him in cash, without interest.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors, certain officers and persons holding more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission and to provide the Company with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. The initial Form 3 for Mr. Anthony Guzzo was filed late in April 2002. Based solely upon a review of such reports furnished to the Company by its directors and executive officers, the Company believes that all other Section 16(a) reporting requirements were timely fulfilled during 2002.

                        REPORT OF COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

Overview

The Company did not conduct any operations prior to November 1995 when it acquired 11 companies (the "Subsidiaries") in the same-day and air delivery and logistics services business (the "Combination"). As part of the Combination, the Company entered into employment agreements with certain senior officers of the Subsidiaries. In addition, the Company had previously entered into an employment agreement with William T. Brannan prior to the Combination. The employment agreement with Mr. Brannan was the product of arms-length negotiation between Mr. Brannan and a committee of senior officers of the Subsidiaries.

Accordingly, when the Compensation Committee was formed upon the consummation of the Company's initial public offering in November 1995, all executive officers were subject to long-term (generally five year) employment agreements which fixed the salaries and benefits (including stock options) to be initially granted. Those contracts expired in 2000, and the Compensation Committee was concerned during that year about retaining key management on a long term basis. Mr. Van Ness also had an employment contract that expired in January 2000. Accordingly, the Company entered into new agreements with all key management during 2000.

In approaching new employment agreements for Mr. Van Ness and the other named executive officers, the Compensation Committee viewed compensation of executives as having three distinct parts, a current compensation program, a set of standard benefits and a long-term benefit program. The current compensation element focuses upon the executive officer's salary and is designed to provide competitive reimbursement for services rendered. The Company's standard benefit package consists primarily of health insurance benefits and eligibility for annual bonuses based upon performance. The long-term benefit element is reflected in the grants of stock options. As the most highly compensated officers received significant grants in 2000, there were no grants in 2001 or 2002 other than the annual grants required under Mr. Van Ness' employment contract and 10,000 stock options to other employees under the program. During each of 2001 and 2002, the Compensation Committee approved amendments to the Year 2000 Stock Incentive Plan to make options for an additional 375,000 shares each year, for a total of 2,100,000 shares available for grant to ensure that the Company could continue to provide stock options at levels at appropriate levels to incentivize officers and other key employees.

Base Salary

Base salaries for the five highest paid executive officers of the Company for 2002 ranged from $167,981 to $299,988. Under the new employment agreements, base pay was established at levels that were considered appropriate to retain the Company's experienced management team and to be at competitive levels. While base pay is important, the Company's compensation package also attempts to place significant emphasis on other areas of compensation. Executive officers understand that significant opportunities for substantial compensation lay in annual bonus compensation and appreciation in the value of stock options.

Annual Incentive Plan

The incentive plan is designed to provide current compensation to selected key employees who contribute in a substantial degree to the success of the Company. Pursuant to the plan, executives selected by the Compensation Committee (with the advice of the Chief Executive Officer) are entitled to cash bonuses in the event that the Company achieves certain performance targets based upon Company results, levels of responsibility and goals. In addition, the Chief Executive Officer is entitled under his employment contract to a bonus based on performance goals set with the Compensation Committee. Mr. Van Ness earned a bonus of $75,000 for performance in 2002. The other named executives earned bonuses ranging from $26,525 to $76,229 for the year.

Long-Term Incentive Plan

A shareholder-approved long-term incentive plan consisting of the grant of stock options to key employees under the Company's 1995 Employee Stock Compensation Program and the Year 2000 Stock Incentive Plan (the "Program") is designed to focus executive efforts on the long-term goals of the Company and to maximize total returns to stockholders. Stock options align the interest of employees and stockholders by providing value to the executive through stock price appreciation only. During 2002, the Company granted a total of 25,000 stock options to Mr. Van Ness (as required under his employment contract) and 10,000 options to other employees under the program. The stock options granted during 2002 were granted at fair market value as of the date of grants, which was $.61 for the 25,000 options granted to Mr. Van Ness, and $.47 for the 10,000 options granted to other employees under the program. No other options were granted in 2002 because the Compensation Committee believed that a sufficient number of stock options had been issued to senior management in 2000. It is anticipated that future stock option awards will be made at the discretion of the Plan Committee (with the advice of the Chief Executive Officer).

All of the named officers (with the exception of Mr. Weinstein who resigned on March 3, 2003) have change in control provisions as part of their employment agreements, which generally provide for two times base salary plus the highest annual bonus as a payment on a change in control which contain identical terms. The Compensation Committee thought it was important for the Company to enter into these arrangements in order to provide security to these officers in the event of a change in control (as defined), to promote their continued affiliation with the Company and to protect both the Company and the shareholders by assuring continuity during a transition period related to any change in control.

2002 Chief Executive Officer Pay

On or about November 15, 2002, Mr. Van Ness entered into an amended Employment Agreement with the Company (the "2003 Agreement"). The 2003 Agreement commenced on January 5, 2003 and continues through the close of business on May 1, 2005. The 2003 Agreement provides for an annual salary of $250,000 per year subject to annual increases as determined by the Compensation Committee. In addition, the 2003 Agreement provides for the right to receive an annual bonus equal to up to 100% of Mr. Van Ness' then current base salary subject to the Company attaining certain targets. Mr. Van Ness continues to serve as the Company's Chairman of the Board and Chief Executive Officer.

The employment agreement provides that, in the event of a termination of employment by the Company for any reason other than "cause" or "disability" (as defined in the 2003 Agreement) or by Mr. Van Ness as a result of a material breach by the Company, then Mr. Van Ness will be entitled to receive for the remainder of the term all base salary due, all annual bonuses and all other benefits and prerequisites. In the event that Mr. Van Ness' employment terminates within 360 days of a "change in control" (as defined in the 2003 Agreement), Mr. Van Ness will be entitled to receive two times the sum of his then-current base salary and the highest annual bonus earned by him during his employment with the Company (subject to certain limitations under the Internal Revenue Code). Mr. Van Ness' employment agreement is subject to certain non-competition, non-solicitation and anti-raiding provisions.

This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

This report is furnished by the Compensation Committee of the Board of Directors.

                             Marilu Marshall, Chair
    Thomas E. Durkin III        Matthew J. Morahan        John S. Wehrle

                             Audit Committee Matters

Audit Committee Charter. The Board has adopted an amended Audit Committee Charter to respond to new requirements under the Sarbanes-Oxley Act. The Charter is attached as Exhibit A to the Company's Proxy Statement.

Independence of Audit Committee Members. The Common Stock is listed on the American Stock Exchange and the Company is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in of the American Stock Exchange listing standards ss.121(A).

Audit Committee Report. In connection with the preparation and filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

(1) the Audit Committee reviewed and discussed the audited financial statements with the Company's management;

(2) the Audit Committee discussed with the Company's independent auditors the matters required to be discussed by SAS 61;

(3) the Audit Committee received and reviewed the written disclosures and the letter from the Company's independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company's independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor's independence; and

(4) based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2002 Annual Report on Form 10-K.

This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

This report is furnished by the Audit Committee of the Board of Directors.

                            John S. Wehrle, Chairman
          Jon F. Hanson       John A. Simourian, Jr.      Thomas E. Durkin, III

Appointment of Independent Auditors

         Deloitte & Touche LLP served as the Company's independent auditors for the fiscal year ended December 31, 2002. The Board of Directors has selected Deloitte & Touche LLP ("Deloitte") as its independent auditors for the fiscal year ended December 31, 2003. Representatives of Deloitte will be present at the Meeting to answer questions. They will also have an opportunity to make a statement if they desire and will be available to respond to appropriate questions of the stockholders.

         On August 5, 2002 the Board of Directors of the Company and its Audit Committee dismissed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and engaged Deloitte to serve as the Company's independent public accountants for the balance of the fiscal year 2002.

         Deloitte's report on the Company's consolidated financial statements for the year ended December 31, 2002, and Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2001 and 2000 and through August 5, 2002, with respect to Andersen and for the year ended December 31, 2002, with respect to Deloitte & Touche, LLP there were no disagreements with the Company's auditors on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to their satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         During the years ended December 31, 2001 and 2000 and through the date of the Board's decision, the Company did not consult with Deloitte with respect to the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Accounting Fees and Other Accounting Matters

Audit Fees. The Company was billed $199,000 for the audit of the Company's annual financial statements for the year ended December 31, 2002 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during 2002.

Financial Information Systems Design Implementation Fees. The Company was billed $0 for any professional services described in Paragraph (c) (4) (ii) of Rule 2-01 of the SEC's Regulation S-X (in general, information technology services) rendered by the Company's principal accountant during the year ended December 31, 2002.

All Other Fees. The Company was billed $132,000 for non-audit services (other than the non-audit services described above) rendered by the Company's principal accountant during the year ended December 31, 2002.

Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of information technology services and other non-audit services is compatible with maintaining the independence of the Company's principal accountant.

Of the time expended by the Company's principal accountant to audit the Company's financial statements for the year ended December 31, 2002, no time involved work performed by persons other than the principal accountant's full-time, permanent employees.

                                PERFORMANCE GRAPH

The following chart compares the cumulative total shareholder return on the Company's Common Stock to the cumulative total return of the Standard & Poor's 500 Stock Index and the Dow Jones Transportation Index for the Year 1998, 1999, 2000, 2001 and 2002, assuming the investment of $100 on December 31, 1997 and the reinvestment of all dividends since that date to December 31, 2001.

                      Comparison of Cumulative Total Return

------------------------------ --------------- --------------- -------------- --------------- --------------- ---------------
                                 12/31/1997      12/31/1998     12/31/1999      12/31/2000      12/31/2001      12/31/2002
------------------------------ --------------- --------------- -------------- --------------- --------------- ---------------
            CD&L                   100.00          126.25          145.00          17.50           14.00           24.00
------------------------------ --------------- --------------- -------------- --------------- --------------- ---------------
  Dow Jones Transportation         100.00           94.49           82.41          91.79           87.26           76.68
------------------------------ --------------- --------------- -------------- --------------- --------------- ---------------
          S&P 500                  100.00          128.58          155.64         141.46          124.65           97.10
------------------------------ --------------- --------------- -------------- --------------- --------------- ---------------

The performance of the Company's Common Stock reflected above is not necessarily indicative of the future performance of the Common Stock. The total return on investment (change in the year-end stock price plus reinvested dividends) for the period shown for the Company, the S&P 500 Index and the Dow Jones Transportation Index is based on the stock price or composite index at December 31, 1997.

The performance chart which appears above shall not be deemed to be incorporated by reference by any general statement incorporating this Annual Report by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act of 1934, as amended, and shall not be deemed filed under either of such Acts except to the extent that the Company specifically incorporates this information by reference.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company's Compensation Committee is comprised currently of Ms. Marilu Marshall, Chair, Mr. Thomas E. Durkin III, Mr. Matthew J. Morahan, and Mr. John
S. Wehrle. None of the Committee's members have been an officer or employee of the Company. At present, no executive officer of the Company and no member of its Compensation Committee is a director or compensation committee member of any other business entity which has an executive officer that sits on the Company's Board of Directors or Compensation Committee.

                              CERTAIN TRANSACTIONS

Real Estate Transactions

Mr. Brooks and members of his immediate family own various real estate partnerships which lease properties to Silver Star, a subsidiary of the Company for use as terminals in Valdosta, Georgia and Dayton, Ohio. In 2002, Silver Star paid approximately $58,000 in rent for these properties. As of January 1, 2003, the Company is obligated to pay rentals of approximately $63,000 for these properties, which the Company believes to be the fair market rental value of the properties.

Company Policy

In the future, transactions with officers, directors and affiliates of the Company are anticipated to be minimal and will be approved by a majority of the Board of Directors, including a majority of the disinterested members of the Board of Directors, and will be made on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                              STOCKHOLDER PROPOSALS

Any proposal intended to be presented by a stockholder at the 2004 Annual Meeting of Stockholders must be received by the Company at the address specified below no later than the close of business on December 31, 2003 to be considered for inclusion in the Proxy Statement for the 2004 Annual Meeting and by March 16, 2004 in order for the proposal to be considered timely for consideration at next year's Annual Meeting (but not included in the Proxy Statement for such meeting). Any proposal should be addressed to Mark T. Carlesimo, Secretary, CD&L, Inc., 80 Wesley Street, South Hackensack, New Jersey 07606 and should be sent by certified mail, return receipt requested.

                                  OTHER MATTERS

The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice for the Meeting, to be presented at the Meeting for action by the stockholders. However, if any other matters are properly brought before the Meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

                                            By Order of the Board of Directors


                                            /s/ Mark T. Carlesimo
                                            ---------------------
                                            Mark T. Carlesimo
                                            Secretary

April 30, 2003

A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2002 ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL NOR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON BEING SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE ANNUAL REPORT OF THE COMPANY ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 (AS FILED WITH THE SEC), INCLUDING THE FINANCIAL STATEMENTS THERETO. ALL SUCH REQUESTS SHOULD BE DIRECTED TO MARK CARLESIMO, SECRETARY, CD&L, INC., 80 WESLEY STREET, SOUTH HACKENSACK, NEW JERSEY 07606.

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

I.       STATEMENT OF POLICY

         The Audit Committee shall assist the Board of Directors (the "Board") of CD&L, Inc. ("CD&L") in fulfilling its oversight responsibility by reviewing the accounting and financial reporting processes of CD&L and its subsidiaries (collectively, the "Company"), the Company's system of internal controls regarding finance, accounting, legal compliance and ethics, and the audits of the Company's financial statements. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communications among the Company's Board of Directors, outside auditors and senior management. The Audit Committee's primary responsibilities and duties are:

         o Serve as an independent and objective party to monitor the Company's financial reporting process, internal control system and disclosure control system.

         o Review and appraise the audit efforts of the Company's independent accountants.

         o Assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company's management regarding financial reporting issues.

         o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities identified in Section IV of this Charter.

         The Company shall be responsible for the providing the Audit Committee with appropriate funding, as determined by the Audit Committee, in order to compensate the outside auditors and advisors engaged by or employed by the Audit Committee.

II.      COMPOSITION OF THE AUDIT COMMITTEE

         The Audit Committee shall consist of at least three "independent" Directors of CD&L and shall serve at the pleasure of the Board. An "independent" Director is defined as an individual who (a) is not an officer or salaried employee or an affiliate of the Company, (b) does not have any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment as an Audit Committee member, (c) meets the independence requirements of the Securities and Exchange Commission (the "SEC") and the American Stock Exchange or such other securities exchange or market on which CD&L's securities are traded and (d) except as permitted by the SEC and the American Stock Exchange or such other securities exchange or market on which CD&L's securities are traded, does not accept any consulting, advisory or other compensatory fee from the Company.

                       This Page Intentionally Left Blank

         CD&L shall use its best efforts to ensure that at least one member of the Audit Committee shall be a "financial expert" as defined by the SEC and the American Stock Exchange or such other securities exchange or market on which CD&L's securities are traded. Each Audit Committee member must be able to read and understand financial statements, including a balance sheet, income statement, and cash flow statement.

         The members of the Audit Committee shall be designated by the full Board from time to time. The Board shall designate one member of the Audit Committee to serve as chairperson of the committee.

III.     MEETINGS AND MINUTES

         The Audit Committee shall meet at least quarterly, with additional meetings if circumstances require, for the purpose of satisfying its responsibilities. The Audit Committee shall maintain minutes of each meeting of the Audit Committee and shall report the actions of the Audit Committee to the Board, with such recommendations as the Audit Committee deems appropriate.

IV.      RESPONSIBILITIES AND DUTIES OF THE AUDIT COMMITTEE

         The Audit Committee shall oversee and monitor the Company's accounting and financial reporting process, internal control system and disclosure control system, review the audits of the Company's financial statements and review and evaluate the performance of the Company's outside auditors. In fulfilling these duties and responsibilities, the Audit Committee shall take the following actions, in addition to performing such functions as may be assigned by law, the Company's certificate of incorporation, the Company's bylaws or the Board.

         1. The Audit Committee shall assume direct responsibility for the appointment, retention and oversight of the work of the outside auditors and, when appropriate, the replacement of the outside auditors. As part of the audit process, the Audit Committee shall meet with the outside auditors to discuss and decide the audit's scope. The Audit Committee shall determine that the outside audit team engaged to perform the external audit consists of competent, experienced, auditing professionals. The Audit Committee shall also review and approve the compensation to be paid to the outside auditors and shall be authorized to compensate the outside auditors.

         2. The Audit Committee shall take, or recommend that the full Board take, appropriate action to ensure the independence of the outside auditors. The Audit Committee shall require the outside auditors to advise the Company of any fact or circumstances that might adversely affect the outside auditors' independence or judgment with respect to the Company under applicable auditing standards. The Audit Committee shall require the outside auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the outside auditors and the Company that may affect the objectivity and independence of the outside auditors. Such statement shall confirm that the outside auditors are not aware of any conflict of interest prohibited by Section 10A(l) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Audit Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

         3. The Audit Committee shall require the outside auditors to advise the Audit Committee in advance in the event that the outside auditors intend to provide any professional services to the Company other than services provided in connection with an audit or a review of the Company's financial statements ("non-audit services"); provided that such non-audit services are not listed in Section 10A(g) of the Exchange Act ("prohibited services"). The Audit Committee shall approve, in advance, any non-audit services to be provided to the Company by the Company's outside auditing firm.

         4. The Audit Committee shall obtain confirmations from time to time from the Company's outside auditing firm that such firm is not providing to the Company (i) any prohibited services, or (ii) any other non-audit service or any auditing service that has not been approved in advance by the Audit Committee. The Audit Committee shall have the authority to approve the provision of non-audit services that have not been pre-approved by the Audit Committee, but only to the extent that such non-audit services qualify under the de minimus exception set forth in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee shall record in its minutes and report to the Board all approvals of non-audit services granted by the Audit Committee.

         5. The Audit Committee shall meet with the outside auditors, with no management in attendance, to openly discuss the quality of the Company's accounting principles as applied in its financial reporting, including issues such as (a) the appropriateness, not just the acceptability, of the accounting principles and financial disclosure practices used or proposed to be used by the Company, (b) the clarity of the Company's financial disclosures and (c) the degree of aggressiveness or conservatism that exists in the Company's accounting principles and underlying estimates and other significant decisions made by the Company's management in preparing the Company's financial disclosures. The Audit Committee shall then meet, without operating management or the outside auditors being present, to discuss the information presented to it.

         6. The Audit Committee shall meet with the outside auditors and management to review the Company's quarterly reports on Form 10-Q and annual report on Form 10-K and discuss any significant adjustments, management judgments and accounting estimates and any significant new accounting policies before such forms are filed with the SEC. The Audit Committee shall require the outside auditors to report to the Audit Committee all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company's management, ramifications of the use of such alternative disclosures and treatments, the treatments preferred by the outside auditors and other material written communications between the outside auditors and the Company's management, including management's letters and schedules of unadjusted differences.

         7. Upon the completion of the annual audit, the Audit Committee shall review the audit findings reported to it by the outside auditors, including any comments or recommendations of the outside auditors, with the entire Board.

         8. The Audit Committee shall review all reports received from the federal and state regulatory authorities and assure that the Board is aware of the findings and results. In addition, it will meet with the appropriate members of senior management designated by the Audit Committee to review the responses to the respective regulatory reports.

         9.       The Audit Committee shall consider and review with management:
                  (a) significant findings during the year and management's responses thereto, including the status of previous audit recommendations and (b) any difficulties encountered in the course of their audits, including any restrictions on the scope of activities or access to required information.

         10. The Audit Committee shall consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices, as suggested by the outside auditors or management, and the Audit Committee shall review with the outside auditors and management the extent to which such changes have been implemented (to be done at an appropriate amount of time prior to the implementation of such changes as decided by the Audit Committee).

         11. The Audit Committee shall prepare a letter for inclusion in the Company's proxy statement describing the discharge of the Audit Committee's responsibilities.

         12. The Audit Committee will review and update this Charter periodically, at least annually, and as conditions may dictate. The Audit Committee Charter shall be presented to the full Board for its approval of any changes.

         13. Commencing on such date as Section 102(a) of the Sarbanes-Oxley Act of 2002 (the "Act") becomes effective, the Audit Committee shall obtain confirmation from the outside auditors at the commencement of each audit that such firm is a "registered public accounting firm" as such term is defined under the Act.

         14. The Audit Committee shall have the authority to engage independent counsel and other advisers as it determines necessary to perform its duties.

         15. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         16. The Audit Committee shall investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable.

                                   CD&L, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 4, 2003

The undersigned hereby appoints William T. Brannan and Mark Carlesimo, and each of them, attorneys and proxies with power of substitution, to vote for and on behalf of the undersigned at the CD&L, Inc. Annual Meeting of Stockholders to be held on June 4, 2003 and at any adjournments or postponements thereof (the "Meeting"), upon the following matters and upon any other business that may properly come before the Meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If this proxy is executed but no direction is made, this proxy will be voted FOR the board's nominees for director.

                  PLEASE INDICATE YOUR VOTE ON THE OTHER SIDE.

           (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                "FOR" PROPOSAL 1

                                                                Against all nominees
                                            For all             *(except as marked to
                                           nominees              the contrary below)            Nominees:
                                      --------------------     ------------------------         --------
1. Election of 3 Directors.                                                                 Class II

                                                                                            Michael Brooks
                                                                                            Jon F. Hanson
                                                                                            Matthew Morahan



* To withhold authority for any individual nominees, print the nominee's name on the line below.


-------------------------------------------------------


-------------------------------------------------------

2. In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.



UNLESS OTHERWISE SPECIFIED IN THE SQUARES OR SPACE PROVIDED IN THIS PROXY, THIS PROXY WILL BE VOTED FOR EACH OF THE BOARD'S NOMINEES FOR DIRECTOR.

Please sign this proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you attend.

Signed:
       -------------------------------------

Signed:                                               Dated:             , 2003.
       -------------------------------------                -------------


NOTE: Please sign exactly as your name appears hereon. Give full title if an Attorney, Executor, Administrator, Trustee, Guardian, etc. For an account in the name of two or more persons, each should sign, or if one signs, he should attach evidence of his authority.